                                                                    Exhibit 10.8


                             TERMINATION AGREEMENT

     This TERMINATION AGREEMENT (this "Agreement") is made and entered into as of the 10th day of January, 2000 by and between DOUBLECLICK. INC.
("DoubleClick") and ZAP.COM CORPORATION ("Zap.Com").

                                  WITNESSETH:

     WHEREAS, DoubleClick's predecessor in interest, NetGravity, Inc. and Zap.Com entered into a NetGravity AdServer Services Agreement dated November 4, 1999 (the "Services Agreement"); and

     WHEREAS, Zap.Com has exercised its rights under the Services Agreement to license certain Adserver technology in connection therewith DoubleClick and Zap.Com are on even date herewith entering into the DoubleClick AdServer Network License Agreement (the "License Agreement"); and

     WHEREAS, DoubleClick and Zap.Com desire to terminate the Services Agreement upon and subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto intending legally to be bound, hereby agree as follows:

     1. DoubleClick and Zap.Com hereby agree that effective as of the Installment Date (as defined in the License Agreement), the Services Agreement shall be terminated in all respects and neither party shall have any further obligation to the other thereunder, except that all indemnification obligations of the parties thereunder shall survive such termination.

     2. This Agreement shall be binding, subject to its terms, only upon execution by both DoubleClick and Zap.Com.

     3. This Agreement is governed by the laws of the State of New York without reference to conflicts principles. This Agreement may not be modified except with a writing signed by the parties hereto.

     IN WITNESS WHEREOF, the parities hereto have executed this Agreement as of the date first above written.

                                        DOUBLECLICK, INC.

                                        By:    /s/ David Mansur
                                              ---------------------
                                        Name:      David Mansur
                                        Title:

                                        ZAP.COM CORPORATION

                                        By:  /s/ Gaetano Gugielmino
                                             -----------------------
                                        Name:    Gaetano Gugielmino
                                        Title: